As filed with the Securities and Exchange Commission on December 31, 2002.
Registration No. 333-43462

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2
TO
FORM S-8

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

CENTRAL VIRGINIA BANKSHARES, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation or Organization)	54-1467806 (I.R.S. Employer Identification No.)

P.O. Box 39, Powhatan, Virginia 23139
 (Address of Principal Executive Offices) (Zip Code)

__________________

CENTRAL VIRGINIA BANKSHARES, INC.
1998 INCENTIVE PLAN
 (Full Title of the Plan)

R. Brian Ball, Esq.
Williams, Mullen, Clark & Dobbins, P.C.
1021 East Cary Street, 16th floor
Richmond, Virginia 23219
(804) 643-1991
 (Name, Address and Telephone Number,
Including Area Code, of Agent for Service)

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.       Exhibits

     The following exhibits are filed on behalf of the Registrant as part of this Registration Statement:

4.1	Articles of Incorporation, including amendments thereto (incorporated herein by reference to Exhibit 2 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

4.2	Bylaws (incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

4.3	Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 1 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

4.4	Central Virginia Bankshares, Inc. 1998 Incentive Plan, amended and restated effective December 13, 2002.*

5	Opinion of Williams Mullen.**

23.1	Consent of Williams Mullen (included in Exhibit 5).**

23.2	Consent of Mitchell, Wiggins & Company LLP.**

24	Powers of Attorney (included on Signature Page).**

*	Filed herewith and replaces exhibit previously filed.
**	Previously filed.

II-1

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Powhatan, Commonwealth of Virginia, on this 24th day of December, 2002.

CENTRAL VIRGINIA BANKSHARES, INC. By: /s/ Ralph Larry Lyons Ralph Larry Lyons President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Ralph Larry Lyons Ralph Larry Lyons	President, Chief Executive Officer and Director (Principal Executive Officer)	December 24, 2002
/s/ Charles F. Catlett, III Charles F. Catlett, III	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	December 24, 2002
/s/ Thomas R. Thornton, Jr. Thomas R. Thornton, Jr.	Vice President (Principal Accounting Officer)	December 24, 2002
* John B. Larus	Chairman of the Board of Directors	December 24, 2002
* Fleming V. Austin	Director	December 24, 2002
* Charles W. Binford	Director	December 24, 2002
* Garland L. Blanton, Jr.	Director	December 24, 2002
* Charles B. Goodman	Director	December 24, 2002
* Elwood C. May	Director	December 24, 2002
James T. Napier	Director	December 24, 2002

      *   Thomas R. Thornton, Jr., by signing his name hereto, signs this document on behalf of each of the persons indicated by an asterisk above pursuant to powers of attorney duly executed by such persons and previously filed with the Securities and Exchange Commission as part of this Registration Statement.

Date: December 24, 2002	/s/ Thomas R. Thornton, Jr. ______________________________ Thomas R. Thornton, Jr. Attorney-in-Fact

EXHIBIT INDEX

4.1	Articles of Incorporation, including amendments thereto (incorporated herein by reference to Exhibit 2 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

4.2	Bylaws (incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

4.3	Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 1 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

4.4	Central Virginia Bankshares, Inc. 1998 Incentive Plan, amended and restated effective December 13, 2002.*

5	Opinion of Williams Mullen.**

23.1	Consent of Williams Mullen (included in Exhibit 5).**

23.2	Consent of Mitchell, Wiggins & Company LLP.**

24	Powers of Attorney (included on Signature Page).**

*	Filed herewith and replaces exhibit previously filed.
**	Previously filed.